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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 21, 1998 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-87450, 33-50946, 33-14800, 333-23355 and 33-50948.


                                                ARTHUR ANDERSEN LLP


New Orleans, Louisiana
June 26,1998